EXHIBIT 99.1

December 20, 2018

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

We have read the statements made by CannAwake Corporation under Item 4.02 of its Form 8-K dated December 12, 2018. We agree with the statements concerning the non-reliance on the previously issued Form 10-Q for the quarterly period ended June 30, 2018 which was filed with the Securities and Exchange Commission on October 31, 2018, in such Form 8-K; we are not in a position to agree or disagree with other statements of CannAwake Corporation contained therein.

MaloneBailey, LLP

www.malonebailey.com

Houston, Texas